UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 22, 2018

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

001-11229	Mississippi Power Company (A Mississippi Corporation) 2992 West Beach Boulevard Gulfport, Mississippi 39501 (228) 864-1211	64-0205820
The name and address of the registrant have not changed since the last report.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Matters.
On March 22, 2018, Mississippi Power Company (the “Company”) entered into Underwriting Agreements covering the issuance and sale of $300,000,000 aggregate principal amount of its Series 2018A Floating Rate Senior Notes due March 27, 2020 (the “Series 2018A Senior Notes”) and $300,000,000 aggregate principal amount of its Series 2018B 3.95% Senior Notes due March 30, 2028 (the “Series 2018B Senior Notes”). Both the Series 2018A Senior Notes and the Series 2018B Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-219651), of the Company.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

1.3(a)
Underwriting Agreement, dated March 22, 2018, relating to the Series 2018A Senior Notes among the Company and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA LLC, as representatives of the several Underwriters named in Schedule I to such Underwriting Agreement.

1.3(b)
Underwriting Agreement, dated March 22, 2018, relating to the Series 2018B Senior Notes among the Company and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA LLC, as representatives of the several Underwriters named in Schedule I to such Underwriting Agreement.

4.2(a)	Fourteenth Supplemental Indenture to Senior Note Indenture dated as of March 27, 2018, providing for the issuance of the Series 2018A Senior Notes.

4.2(b)	Fifteenth Supplemental Indenture to Senior Note Indenture dated as of March 27, 2018, providing for the issuance of the Series 2018B Senior Notes.

4.8(a)	Form of Series 2018A Senior Note (included in Exhibit 4.2(a) above).

4.8(b)	Form of Series 2018B Senior Note (included in Exhibit 4.2(b) above).

5.1(a)	Opinion of Troutman Sanders LLP relating to the Series 2018A Senior Notes.

5.1(b)	Opinion of Troutman Sanders LLP relating to the Series 2018B Senior Notes.

8.1(a)	Tax Opinion of Troutman Sanders LLP relating to the Series 2018A Senior Notes.

8.1(b)	Tax Opinion of Troutman Sanders LLP relating to the Series 2018B Senior Notes.

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1(a) above).

23.2	Consent of Troutman Sanders LLP (included in Exhibit 5.1(b) above).

23.3	Consent of Troutman Sanders LLP (included in Exhibit 8.1(a) above).

23.4	Consent of Troutman Sanders LLP (included in Exhibit 8.1(b) above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2018	MISSISSIPPI POWER COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary